UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of report (Date of earliest event reported): September 26, 2005

                              BellSouth Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Georgia
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                 (State or Other Jurisdiction of Incorporation)

              1-8607                                58-1533433
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      (Commission File Number)           (IRS Employer Identification No.)


Room 15G03, 1155 Peachtree Street, N. E., Atlanta, Georgia       30309-3610
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     (Address of Principal Executive Offices)                    (Zip Code)

                                 (404) 249-2000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry Into a Material Definitive Agreement

         As described below, Mr. Ronald M. Dykes, BellSouth Corporation's Chief Financial Officer, will retire from the Company effective at the end of 2005. The Executive Nominating and Compensation Committee (the "Committee") of the BellSouth Board of Directors, which has been engaged in succession planning, concluded that Mr. Dykes' successor was ready to assume the duties of Chief Financial Officer and that Mr. Dykes' retirement at the end of 2005 would facilitate a smooth succession process. Therefore, the Committee and the Board of Directors determined that Mr. Dykes should receive the retirement benefits to which he would have been entitled under his May 19, 2003 agreement as if he had remained with the Company through 2006.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

         On September 26, 2005, Mr. Ronald M. Dykes, the Company's chief financial officer, announced his retirement from BellSouth Corporation, effective at the end of 2005. The Committee and the Board expressed appreciation for Mr. Dykes' 34 years of service and the positive impact he has had on BellSouth.

         On September 26, 2005, BellSouth's Board of Directors elected Mr. Pat Shannon as BellSouth's Chief Financial Officer effective January 1, 2006. Mr. Shannon, age 42, has served as BellSouth's Senior Vice President - Finance and Controller since January 1, 2005. He has financial responsibility for the corporation's wireline and advertising & publishing businesses, as well as corporate-wide responsibility for financial planning and accounting. He has served as the corporation's principal accounting officer since joining the company in 1997. From January 2002 to December 2003, he had additional responsibilities as chief financial officer of our domestic operations and, from September 2000 to December 2001, he had additional responsibilities overseeing supply chain management.

Item 9.01. Financial Statements and Exhibits

 (c) Exhibits

Exhibit No.

99a      Press Release dated September 27, 2005.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




BELLSOUTH CORPORATION


By:  /s/ Pat Shannon
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     Pat Shannon
     Senior Vice President - Finance and Controller
     September 29, 2005